UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2017 (June 14, 2017)

ADDUS HOMECARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34504	20-5340172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Gaylord Parkway, Suite 110, Frisco, TX		75034
(Address of Principal Executive Offices)		(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the 2017 Omnibus Incentive Plan

At the 2017 annual meeting of the stockholders (the “Annual Meeting”) of Addus HomeCare Corporation (the “Company”) held on June 14, 2017, the Company’s stockholders approved the adoption of the Company’s 2017 Omnibus Incentive Plan (the “Plan”). The results of the stockholder vote on the Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K.

A description of the Plan is included as part of Proposal 2 in the Company’s Proxy Statement that was filed with the Securities and Exchange Commission on April 28, 2017 and is incorporated herein by reference. Such description is qualified in its entirety by reference to the text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 14, 2017. At the Annual Meeting, the Company’s stockholders (i) elected Steven I. Geringer and Michael Earley to serve as Class II directors for terms expiring at the 2020 annual meeting of the Company’s stockholders; (ii) approved the adoption of the Company’s 2017 Omnibus Incentive Plan; and (iii) ratified the selection of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditor for fiscal year 2017. The votes on these matters were as follows:

(1)	The election of Mr. Geringer and Mr. Earley to serve as Class II directors for a term expiring at the 2020 annual meeting of the stockholders of the Company:

Name	For	Withhold Authority	Broker Non-Votes
(a) Steven I. Geringer	10,253,776	40,650	867,738
(b) Michael Earley	10,259,598	34,828	867,738

(2)	The approval of the adoption of the Company’s 2017 Omnibus Incentive Plan:

For	Against	Abstain	Broker Non-Votes
8,296,015	1,991,562	6,849	867,738

(3)	The ratification of the selection of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditor for fiscal year 2017:

For	Against	Abstain	Broker Non-Votes
11,073,647	83,198	5,319	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following items are included as Exhibits to this Form 8-K and incorporated herein by reference:

Exhibit No.	Description

10.1	Addus HomeCare Corporation 2017 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: June 15, 2017	By:	/s/ Brian Poff
	Name:	Brian Poff
	Title:	Chief Financial Officer